UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): November 15, 2012

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe County Guangzhou City P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

61Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Commencing on January 16, 2012, Sino Agro Food, Inc. (the “Company”) has issued shares of its common stock, par value $.0001 per share (the “Shares”), to then holders of its notes in consideration for the conversion thereof. The number of Shares issued, their respective dates of issuance and the dollar amount of the notes converted in connection with each issuance are set forth below.

•	On January 16, 2012, the Company issued 867,100 Shares upon the conversion of $563,000 in notes;

•	On February 14, 2012, the Company issued 1,508,959 Shares upon the conversion of $905,375 in notes;

•	On March 7, 2012, the Company issued 722,225 Shares upon the conversion of $455,002 in notes;

•	On March 23, 2012, the Company issued 600,000 Shares upon the conversion of $450,000 in notes;

•	On April 20, 2012, the Company issued 801,666 Shares upon the conversion of $568,118 in notes;

•	On April 20, 2012, the Company issued 437,370 Shares upon the conversion of $310,000 in notes;

•	On April 20, 2012, the Company issued 458,524 Shares upon the conversion of $325,015 in notes;

•	On May 25, 2012, the Company issued 1,280,081 Shares upon the conversion of $793,650 in notes;

•	On May 25, 2012, the Company issued 2,133,606 Shares upon the conversion of $1,315,475 in notes;

•	On June 8, 2012, the Company issued 558,538 Shares upon the conversion of $365,000 in notes;

•	On June 8, 2012, the Company issued 893,639 Shares upon the conversion of $585,000 in notes;

•	On June 15, 2012, the Company issued 473,923 Shares upon the conversion of $310,000 in notes;

•	On July 5, 2012, the Company issued 2,151,247 Shares upon the conversion of $1,161,825 in notes;

•	On July 19, 2012, the Company issued 1,795,307 Shares upon the conversion of $931,825 in notes;
•	On August 8, 2012, the Company issued 765,000 Shares upon the conversion of $400,000 in notes;

•	On August 18, 2012, the Company issued 1,678,000 Shares upon the conversion of $859,825 in notes;

•	On August 22, 2012, the Company issued 1,493,500 Shares upon the conversion of $773,325 in notes;

•	On September 17, 2012, the Company issued 2,902,960 Shares upon the conversion of $1,862,439 in notes;

•	On September 20, 2012, the Company issued 1,272,930 Shares upon the conversion of $850,000 in notes; and

•	On September 24, 2012, the Company issued 1,196,449 Shares upon the conversion of $900,000 in notes.

In addition, on August 16, 2012, the Company issued 906,000 Shares to its employees.

Consequently, during the period beginning January 16, 2012 and ending on September 17, 2012, the Company issued an aggregate of 24,894,024 Shares. The Shares issued in consideration for extinguishment of debt were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(2) thereof, whereas the Shares issued to the Company’s employees were issued pursuant to the exemption from registration provided by Rule 144 under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: November 14, 2012	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer